UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 [Missing Graphic Reference]
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2009

ENVIROSAFE, CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52407	94-3251254
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8/F, Tower B, National Software Industry Zone, Gao Tang Xin Jian Zone, Tian He District Guangzhou, P.R.China 510663
(Address of principal executive offices)

Registrant’s telephone number, including area code: (8620) 6108-8998

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

¨ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

 Copies to:
Jared P. Febbroriello, Esq. LL.M. - Principal
JPF Securities Law, LLC
19720 Jetton Road, 3rd Floor
Cornelius, NC 28031
Phone: (704) 897-8334
Fax: (888) 608-5705

This Current Report on Form 8-K is filed by Envirosafe Corp., a Nevada corporation (the “Registrant”), in connection with the items set forth below.

ITEM 4.01. CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On January 21, 2009, Registrant's Board of Directors approved to dismiss PKF CPA (“PKF”) as its independent auditor, and engaged Lake & Associates CPA’s LLC as independent auditor to audit Registrant's financial statements for the year ended December 31, 2008 and to review Registrant's the quarterly reports for 2009. The decision to make the change was approved by Registrant's Board of Directors. The Registrant does not have an audit committee.

Prior to making the decision to retain Lake & Associates CPA’s LLC, the Registrant had no prior relationship with Lake & Associates CPA’s LLC or any of its members.

PKF did not render any audit reports on the Registrant's consolidated financial statements with the exception that PKF was retained as independent auditor to audit ADDE EDUCATION HLDS LTD., a wholly-owned subsidiary of the Registrant incorporated under the laws of Hong Kong Special Administrative Region of People's Republic of China in April 2008. At no time has PKF advised the Registrant of any of the enumerated items described in Item 304(a)(1)(v) of Regulation S-K or the item described in Item 304(a)(1)(vi) of Regulation S-K.

The Registrant and PKF have not, during the Registrant’s two most recent fiscal years or any subsequent period through the date of PKF's termination, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to PKF's satisfaction, would have caused PKF to make reference to the subject matter of the disagreement in connection with its reports.

The Registrant has requested that PKF furnish a letter addressed to the Securities Exchange Commission stating whether or not PKF agrees with the statements in this 8-K.  A copy of such letter is filed as exhibit 16 attached hereto.

Engagement of Lake & Associates CPA’s LLC

During the fiscal years ended December 31, 2008 and December 31, 2007 and the subsequent interim period prior to Lake & Associates CPA’s LLC engagement, the Registrant has not engaged Lake & Associates CPA’s LLC as either the principal accountant to audit the Registrant’s financial statements.  Additionally, neither the Registrant nor someone on its behalf consulted with Lake & Associates CPA’s LLC regarding either

(i)	the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit option that might be rendered on the Registrant’s financial statements, or

(ii)
any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable item (as described in Item 304(a)(2)(ii)), during the Registrant’s two most recent fiscal years or any subsequent interim period.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The exhibits listed in the Exhibit Index filed as part of this report are filed as part of or are included in this report.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIROSAFE CORP.

DATED: February 25, 2009	By:	/s/ Guo, Yan Bin
Guo, Yan Bin, President

EXHIBIT INDEX

Exhibit No.      Description of Exhibit

16                      Letter from PKF CPA